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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2003

ITXC Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26739 (Commission File Number)	22-3531960 (IRS Employer Identification No.)

750 College Road East, Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code (609) 750-3333

Item 5.	Other Events and Regulation FD Disclosure.

The Company disseminated the attached press release on February 27, 2003.

Item 7.	Financial Statements and Exhibits.

Exhibit 99.1—Press Release, dated February 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date	ITXC CORP. (Registrant)

March 4, 2003	/S/ THEODORE M. WEITZ (Signature)
Name: Theodore M. Weitz Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1—Press Release, dated February 27, 2003.